UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

November 23, 2009

Date of Report (Date of earliest event reported)

QUAKER CHEMICAL CORPORATION

(Exact name of Registrant as specified in its charter)

Commission File Number 001-12019

PENNSYLVANIA	No. 23-0993790
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

One Quaker Park

901 E. Hector Street

Conshohocken, Pennsylvania 19428-2380

(Address of principal executive offices)

(Zip Code)

(610) 832-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.02.	Results of Operations and Financial Condition.

Incorporated by reference in this Item 2.02 is the information included in Items 8.01 hereof and Exhibit 99.

Item 8.01.	Other Events.

Quaker Chemical Corporation (the “Company” or “Quaker”) is filing this current report on November 23, 2009, to reflect certain retrospective adjustments that have been made to the consolidated financial statements for the three years in the period ending December 31, 2008 (the “Three-Year Period”) in connection with the adoption of Statement of Financial Accounting Standards (“SFAS”) No. 160 “Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No. 51,” (“SFAS 160”) and Financial Accounting Standards Board Staff Position EITF 03-06-1 (“FSP EITF 03-06-1”), “Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities,” both effective on January 1, 2009.

SFAS 160 changes the accounting and reporting for minority interests, which, under SFAS 160, are recharacterized as noncontrolling interests and classified as a component of equity. SFAS 160 required retrospective adoption of the presentation and disclosure requirements for existing minority interests. Accordingly, the Consolidated Statement of Income, Consolidated Balance Sheet, Consolidated Statement of Cash Flows, Consolidated Statement of Shareholders’ Equity and Note 1 – Reclassifications and Retrospective Adjustments have been retrospectively adjusted. All other requirements of SFAS 160 will be applied prospectively.

FSP EITF 03-06-1 requires grants of nonvested stock with rights to non-forfeitable dividends to be included as part of the basic weighted average share calculation under the two-class method. The Company previously included such shares in its diluted weighted average share calculation under the treasury stock method, in accordance with SFAS 123(R) and SFAS 128, “Earnings Per Share.” FSP EITF 03-06-1 requires retrospective application to earnings per share for all prior periods presented. Accordingly, the Consolidated Statement of Income, Note 1 – Reclassifications and Retrospective Adjustments, Note 15 – Earnings per Share and Note 22 – Quarterly Results have been retrospectively adjusted.

We have included in this report as Exhibit 99, which is incorporated herein by this reference, the Company’s consolidated financial statements for the Three-Year Period which have been retrospectively adjusted in accordance with SFAS 160 and FSP EITF 03-06-1. The financial statements in Exhibit 99 reflect no adjustments to our previously reported financial statements for the Three-Year Period other than retrospective adjustments of information in accordance with SFAS 160 and FSP EITF 03-06-1.

Item 9.01.	Financial Statements and Exhibits.

The following exhibits are included as part of this report:

Exhibit No.

23	Consent of PricewaterhouseCoopers LLP

99	Certain Financial Information

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUAKER CHEMICAL CORPORATION
Registrant

Date: November 23, 2009	By:	/S/ MARK A. FEATHERSTONE
Mark A. Featherstone
Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

23.	Consent of PricewaterhouseCoopers LLP

99.	Certain Financial Information